U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

             Date of Report (Earliest event reported): May 17, 2004

                     FLEXIBLE SOLUTIONS INTERNATIONAL INC.

          NEVADA                                           91-1922863
(State or other jurisdiction                   (IRS employer identification No.)
     of incorporation)

                2614 Queenswood Dr., Victoria, BC Canada V8N 1X5
           (Address of principal executive offices including zip code)

                                  250 477 9969
                 (Issuer's telephone number including area code)

ITEM 12. Results of Operations

On May 17, 2004 Flexible Solutions International, Inc., issued a press release announcing financial results for the first quarter ended March 31, 2004.

ITEM 7. Financial Statements and Exhibits.

Exhibits:

99.1     Press Release May 13, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2004

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

/s/ DAN O'BRIEN

Dan O'Brien
President